Exhibit 99.1

Federated Investors, Inc. Reports First Quarter 2015 Earnings

•	Equity assets up 18 percent from Q1 2014 to reach record $54 billion at quarter end

•	Equity and fixed-income assets surpass $107 billion

•	Board declares $0.25 per share dividend
(PITTSBURGH, Pa., April 23, 2015) — Federated Investors, Inc. (NYSE: FII), one of the nation's largest investment managers, today reported earnings per diluted share (EPS) of $0.35 for Q1 2015, up 3 percent from $0.34 for the same quarter last year on net income of $36.3 million for Q1 2015, compared to $35.2 million for Q1 2014.
Federated's total managed assets were $355.8 billion at March 31, 2015. Total managed assets were down $10.4 billion or 3 percent from $366.2 billion at March 31, 2014 and down $7.1 billion or 2 percent from $362.9 billion at Dec. 31, 2014. Both equity and fixed-income managed assets increased, offset by decreased money market assets. Average managed assets for Q1 2015 were $359.5 billion, down $14.9 billion or 4 percent from $374.4 billion reported for Q1 2014 and up $7.6 billion or 2 percent from $351.9 billion reported for Q4 2014.
"During the first quarter, Federated saw strong gross and net sales in a range of strategies—from growth and dividend-oriented equity offerings to balanced funds," said J. Christopher Donahue, president and chief executive officer. "Federated's clients also sought fixed-income strategies such as the Federated Total Return Bond Fund and our high-yield products."
Federated's board of directors declared a dividend of $0.25 per share. The dividend is payable on May 15, 2015 to shareholders of record as of May 8, 2015. During Q1 2015, Federated purchased 305,269 shares of Federated class B common stock for $9.9 million.
Federated's equity assets were a record $54.0 billion at March 31, 2015, up $8.1 billion or 18 percent from $45.9 billion at March 31, 2014 and up $2.6 billion or 5 percent from $51.4 billion at Dec. 31, 2014. Top-selling equity funds during Q1 2015 on a net basis were Federated Kaufmann Large Cap Fund, Federated Strategic Value Dividend Fund, Federated Capital Income Fund, Federated Muni and Stock Advantage Fund and Federated International Leaders Fund.
Federated's fixed-income assets were $53.6 billion at March 31, 2015, up $2.6 billion or 5 percent from $51.0 billion at March 31, 2014 and up $0.9 billion or 2 percent from $52.7 billion at Dec. 31, 2014. Top-selling fixed-income funds during Q1 2015 on a net basis were Federated Total Return Bond Fund, Federated Institutional High Yield Bond Fund, Federated Municipal Ultrashort Fund, Federated High Yield Trust and Federated Ultrashort Bond Fund.
Money market assets were $248.2 billion at March 31, 2015, down $15.4 billion or 6 percent from $263.6 billion at March 31, 2014 and down $10.6 billion or 4 percent from $258.8 billion at Dec. 31, 2014. Money market mutual fund assets were $214.3 billion at March 31, 2015, down $13.2 billion or 6 percent from $227.5 billion at March 31, 2014 and down $11.2 billion or 5 percent from $225.5 billion at Dec. 31, 2014.

MEDIA:	MEDIA:	ANALYSTS:
Ed Costello 412-288-7538	Meghan McAndrew 412-288-8103	Ray Hanley 412-288-1920

Federated Reports Q1 2015 Earnings	Page 2 of 8

Financial Summary
Q1 2015 vs. Q1 2014
Revenue increased by $9.0 million or 4 percent primarily due to an increase in revenue from higher average equity assets and a decrease in voluntary fee waivers related to certain money market funds in order for those funds to maintain positive or zero net yields, partially offset by a decrease in revenue from lower average money market assets. See additional information about voluntary fee waivers in the table at the end of this financial summary.
During Q1 2015, Federated derived 68 percent of its revenue from equity and fixed-income assets (46 percent from equity assets and 22 percent from fixed-income assets) and 32 percent from money market assets.
Operating expenses increased $6.6 million or 4 percent primarily due to an increase in compensation and related expenses, mainly from higher incentive compensation. Distribution expenses increased due to a decrease in fee waivers related to the low-yield environment for money market funds, as well as higher average equity assets. These increases were partially offset by lower average money market assets.
Q1 2015 vs. Q4 2014
Revenue increased by $2.7 million or 1 percent primarily due to a decrease in voluntary fee waivers and an increase in revenue from higher average equity assets, partially offset by a decrease in revenue due to fewer days in Q1 2015.
Operating expenses increased $5.3 million or 3 percent primarily due to an increase in compensation and related expense, driven by seasonally higher payroll taxes and higher incentive compensation.
Federated's level of business activity and financial results are dependent upon many factors including market conditions, investment performance and investor behavior. These factors and others, including asset levels, product sales and redemptions, market appreciation or depreciation, revenues, fee waivers, expenses and regulatory changes, can significantly impact Federated's business activity levels and financial results. Risk factors and uncertainties that can influence Federated's financial results are discussed in the company's annual and quarterly reports as filed with the Securities and Exchange Commission (SEC).
Fee waivers to maintain positive or zero net yields on money market funds and the resulting negative impact of these waivers could vary significantly in the future as they are contingent on a number of variables including, but not limited to, changes in assets within the money market funds, yields on instruments available for purchase by the money market funds, actions by the Federal Reserve, the U.S. Department of the Treasury, the SEC, the Financial Stability Oversight Council and other governmental entities, changes in fees and expenses of the money market funds, changes in the mix of money market customer assets, changes in the money market product structures and offerings, demand for competing products, changes in the distribution fee arrangements with third parties, Federated’s willingness to continue the fee waivers and changes in the extent to which the impact of the waivers is shared by third parties.

Federated Reports Q1 2015 Earnings	Page 3 of 8

Unaudited Money Market Fund Yield Waiver Impact to the Consolidated Statements of Income
(in millions)

	Quarter Ended		Change Q1 2014 to Q1 2015	Quarter Ended	Change Q4 2014 to Q1 2015
	March 31, 2015	March 31, 2014		Dec. 31, 2014
Investment advisory fees	$(62.3)	$(73.1)	$10.8	$(67.4)	$5.1
Other service fees	(31.8)	(33.6)	1.8	(32.4)	0.6
Total revenue	(94.1)	(106.7)	12.6	(99.8)	5.7
Less: Reduction in distribution expense	64.6	74.3	(9.7)	67.6	(3.0)
Operating income	(29.5)	(32.4)	2.9	(32.2)	2.7
Less: Reduction in noncontrolling interest	2.5	2.7	(0.2)	2.7	(0.2)
Pre-tax impact	$(27.0)	$(29.7)	$2.7	$(29.5)	$2.5
Federated will host an earnings conference call at 9 a.m. Eastern on April 24, 2015. Investors are invited to listen to Federated's earnings teleconference by calling 877-407-0782 (domestic) or 201-689-8567 (international) prior to the 9 a.m. start time. The call may also be accessed in real time on the Internet via the About Federated section of FederatedInvestors.com. A replay will be available after 12:30 p.m. and through May 1, 2015 by calling 877-660-6853 (domestic) or 201-612-7415 (international) and entering access code 13605702.
Federated Investors, Inc. is one of the largest investment managers in the United States, managing $355.8 billion in assets as of March 31, 2015. With 130 funds and a variety of separately managed account options, Federated provides comprehensive investment management to more than 7,700 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers. Federated ranks in the top 3 percent of money market fund managers in the industry, the top 6 percent of equity fund managers and the top 9 percent of fixed-income fund managers1. For more information, visit FederatedInvestors.com.
###
1) Strategic Insight, Feb. 28, 2015. Based on assets under management in open-end funds.
Federated Securities Corp. is distributor of the Federated funds.
Separately managed accounts are made available through Federated Global Investment Management Corp., Federated Investment Counseling and Federated MDTA LLC, each a registered investment adviser.

Certain statements in this press release, such as those related to the level of fee waivers and expenses incurred by the company, product demand and performance, investor interest and preferences, asset flows and mix, changes in product structure, fee arrangements with customers, distribution expense, regulatory changes and market conditions constitute or may constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.  Other risks and uncertainties include the ability of the company to predict the level of fee waivers and expenses in future quarters, which could vary significantly depending on a variety of factors identified above, and include the ability of the company to sustain product demand and asset flows and mix, which could vary significantly depending on market conditions, investment performance and investor behavior.  Other risks and uncertainties also include the risk factors discussed in the company's annual and quarterly reports as filed with the SEC.  As a result, no assurance can be given as to future results, levels of activity, performance or achievements, and neither the company nor any other person assumes responsibility for the accuracy and completeness of such statements in the future.

Federated Reports Q1 2015 Earnings	Page 4 of 8

Unaudited Condensed Consolidated Statements of Income
(in thousands, except per share data)
	Quarter Ended		% Change Q1 2014 to Q1 2015	Quarter Ended	% Change Q4 2014 to Q1 2015
	March 31, 2015	March 31, 2014		Dec. 31, 2014
Revenue
Investment advisory fees, net	$146,559	$135,093	8%	$143,587	2%
Administrative service fees, net—affiliates	53,017	54,727	(3)	53,427	(1)
Other service fees, net	19,787	20,780	(5)	19,562	1
Other, net	1,159	896	29	1,282	(10)
Total Revenue	220,522	211,496	4	217,858	1

Operating Expenses
Compensation and related	76,498	71,759	7	72,161	6
Distribution	53,495	51,197	4	53,764	(1)
Professional service fees	7,882	8,381	(6)	5,714	38
Systems and communications	6,870	6,404	7	6,773	1
Office and occupancy	6,853	6,915	(1)	7,526	(9)
Advertising and promotional	3,471	3,439	1	3,661	(5)
Travel and related	2,759	2,861	(4)	3,792	(27)
Other	3,656	3,895	(6)	2,833	29
Total Operating Expenses	161,484	154,851	4	156,224	3
Operating Income	59,038	56,645	4	61,634	(4)

Nonoperating (Expenses) Income
Investment income, net	890	3,613	(75)	2,325	(62)
Debt expense	(1,373)	(2,812)	(51)	(1,787)	(23)
Other, net	(13)	(5)	160	(15)	(13)
Total Nonoperating (Expenses) Income, net	(496)	796	(162)	523	(195)
Income before income taxes	58,542	57,441	2	62,157	(6)
Income tax provision	22,124	21,796	2	22,552	(2)
Net income including the noncontrolling interests in subsidiaries	36,418	35,645	2	39,605	(8)
Less: Net income (loss) attributable to the noncontrolling interests in subsidiaries	111	451	(75)	(8)	1,488
Net Income	$36,307	$35,194	3%	$39,613	(8)%

Amounts Attributable to Federated Investors, Inc.
Earnings Per Share[1]
Basic and diluted	$0.35	$0.34	3%	$0.38	(8)%
Weighted-average shares outstanding
Basic	100,641	100,725		100,642
Diluted	100,642	100,727		100,643
Dividends declared per share	$0.25	$0.25		$0.25
1) Unvested share-based awards that receive non-forfeitable dividend rights are deemed participating securities and are required to be considered in the computation of earnings per share under the “two-class method.” As such, total net income of $1.5 million, $1.4 million and $1.5 million available to unvested restricted shareholders for the quarterly periods ended March 31, 2015, March 31, 2014 and Dec. 31, 2014, respectively, was excluded from the computation of earnings per share.

Federated Reports Q1 2015 Earnings	Page 5 of 8

Unaudited Condensed Consolidated Balance Sheets
(in thousands)	March 31, 2015	Dec. 31, 2014
Assets
Cash and other investments	$279,630	$297,338
Other current assets	43,261	44,717
Intangible assets, net and goodwill	733,400	733,847
Other long-term assets	62,816	64,617
Total Assets	$1,119,107	$1,140,519

Liabilities, Redeemable Noncontrolling Interests and Equity
Current liabilities	$114,346	$149,321
Long-term debt	210,375	216,750
Other long-term liabilities	165,376	161,099
Redeemable noncontrolling interests	8,582	3,697
Equity excluding treasury stock	783,343	774,910
Treasury stock	(162,915)	(165,258)
Total Liabilities, Redeemable Noncontrolling Interests and Equity	$1,119,107	$1,140,519

Federated Reports Q1 2015 Earnings	Page 6 of 8

Unaudited Changes in Equity and Fixed-Income Fund and Separate Account Assets
(in millions; excludes liquidation portfolio)

	Quarter Ended
	March 31, 2015	Dec. 31, 2014	March 31, 2014
Equity funds
Beginning assets	$33,141	$32,088	$28,097
Sales	2,805	2,650	2,292
Redemptions	(1,914)	(1,844)	(1,833)
Net sales	891	806	459
Net exchanges	39	(7)	32
Market gains and losses/reinvestments[1]	880	254	620
Ending assets	$34,951	$33,141	$29,208

Equity separate accounts[2]
Beginning assets	$18,285	$18,247	$16,051
Sales[3]	1,693	1,392	845
Redemptions[3]	(954)	(1,622)	(778)
Net sales (redemptions)[3]	739	(230)	67
Market gains and losses[4]	62	268	553
Ending assets	$19,086	$18,285	$16,671

Total equity[2]
Beginning assets	$51,426	$50,335	$44,148
Sales[3]	4,498	4,042	3,137
Redemptions[3]	(2,868)	(3,466)	(2,611)
Net sales[3]	1,630	576	526
Net exchanges	39	(7)	32
Market gains and losses/reinvestments[1]	942	522	1,173
Ending assets	$54,037	$51,426	$45,879

Fixed-income funds
Beginning assets	$40,456	$40,435	$39,606
Sales	4,491	4,631	4,248
Redemptions	(4,193)	(4,411)	(4,025)
Net sales	298	220	223
Net exchanges	(37)	(285)	(59)
Market gains and losses/reinvestments[1]	322	86	467
Ending assets	$41,039	$40,456	$40,237

Fixed-income separate accounts[2]
Beginning assets	$12,251	$10,752	$10,520
Sales[3]	239	1,499	254
Redemptions[3]	(204)	(306)	(232)
Net sales[3]	35	1,193	22
Net exchanges	0	229	0
Market gains and losses[4]	237	77	204
Ending assets	$12,523	$12,251	$10,746

Total fixed income[2]
Beginning assets	$52,707	$51,187	$50,126
Sales[3]	4,730	6,130	4,502
Redemptions[3]	(4,397)	(4,717)	(4,257)
Net sales[3]	333	1,413	245
Net exchanges	(37)	(56)	(59)
Market gains and losses/reinvestments[1]	559	163	671
Ending assets	$53,562	$52,707	$50,983
1) Reflects the approximate changes in the fair value of the securities held by the portfolios and, to a lesser extent, reinvested dividends, distributions, net investment income and the impact of changes in foreign exchange rates.
2) Includes separately managed accounts, institutional accounts and sub-advised funds and other managed products.
3) For certain accounts, Sales and Redemptions are calculated as the remaining difference between beginning and ending assets after the calculation of Market gains and losses.
4) Reflects the approximate changes in the fair value of the securities held by the portfolios.

Federated Reports Q1 2015 Earnings	Page 7 of 8

Unaudited Total Changes in Equity and Fixed-Income Assets
(in millions; excludes liquidation portfolio)

	Quarter Ended
	March 31, 2015	Dec. 31, 2014	March 31, 2014

Funds
Beginning assets	$73,597	$72,523	$67,703
Sales	7,296	7,281	6,540
Redemptions	(6,107)	(6,255)	(5,858)
Net sales	1,189	1,026	682
Net exchanges	2	(292)	(27)
Market gains and losses/reinvestments[1]	1,202	340	1,087
Ending assets	$75,990	$73,597	$69,445

Separate accounts[2]
Beginning assets	$30,536	$28,999	$26,571
Sales[3]	1,932	2,891	1,099
Redemptions[3]	(1,158)	(1,928)	(1,010)
Net sales[3]	774	963	89
Net exchanges	0	229	0
Market gains and losses[4]	299	345	757
Ending assets	$31,609	$30,536	$27,417

Total assets [2]
Beginning assets	$104,133	$101,522	$94,274
Sales[3]	9,228	10,172	7,639
Redemptions[3]	(7,265)	(8,183)	(6,868)
Net sales[3]	1,963	1,989	771
Net exchanges	2	(63)	(27)
Market gains and losses/reinvestments[1]	1,501	685	1,844
Ending assets	$107,599	$104,133	$96,862
1) Reflects the approximate changes in the fair value of the securities held by the portfolios and, to a lesser extent, reinvested dividends, distributions, net investment income and the impact of changes in foreign exchange rates.
2) Includes separately managed accounts, institutional accounts and sub-advised funds and other managed products.
3) For certain accounts, Sales and Redemptions are calculated as the remaining difference between beginning and ending assets after the calculation of Market gains and losses.
4) Reflects the approximate changes in the fair value of the securities held by the portfolios.

Federated Reports Q1 2015 Earnings	Page 8 of 8

(unaudited)
MANAGED ASSETS (in millions)	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
By Asset Class
Equity	$54,037	$51,426	$50,335	$49,888	$45,879
Fixed-income	53,562	52,707	51,187	51,129	50,983
Money market	248,160	258,772	245,536	245,201	263,648
Liquidation portfolio[1]	0	0	5,197	5,408	5,690
Total Managed Assets	$355,759	$362,905	$352,255	$351,626	$366,200
By Product Type
Funds:
Equity	$34,951	$33,141	$32,088	$31,673	$29,208
Fixed-income	41,039	40,456	40,435	40,357	40,237
Money market	214,310	225,471	215,237	212,434	227,470
Total Fund Assets	$290,300	$299,068	$287,760	$284,464	$296,915
Separate accounts:
Equity	$19,086	$18,285	$18,247	$18,215	$16,671
Fixed-income	12,523	12,251	10,752	10,772	10,746
Money market	33,850	33,301	30,299	32,767	36,178
Total Separate Accounts	$65,459	$63,837	$59,298	$61,754	$63,595
Total Liquidation Portfolio[1]	$0	$0	$5,197	$5,408	$5,690
Total Managed Assets	$355,759	$362,905	$352,255	$351,626	$366,200

AVERAGE MANAGED ASSETS	Quarter Ended
(in millions)	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
By Asset Class
Equity	$52,784	$50,901	$50,207	$47,466	$44,693
Fixed-income	53,405	52,782	51,115	50,774	50,658
Money market	253,261	246,698	242,537	254,575	273,233
Liquidation portfolio[1]	0	1,563	5,307	5,569	5,791
Total Avg. Assets	$359,450	$351,944	$349,166	$358,384	$374,375
By Product Type
Funds:
Equity	$34,162	$32,705	$32,060	$30,154	$28,516
Fixed-income	41,013	41,072	40,275	40,130	39,987
Money market	218,168	216,235	211,571	219,936	235,228
Total Avg. Fund Assets	$293,343	$290,012	$283,906	$290,220	$303,731
Separate accounts:
Equity	$18,622	$18,196	$18,147	$17,312	$16,177
Fixed-income	12,392	11,710	10,840	10,644	10,671
Money market	35,093	30,463	30,966	34,639	38,005
Total Avg. Separate Accounts	$66,107	$60,369	$59,953	$62,595	$64,853
Total Avg. Liquidation Portfolio[1]	$0	$1,563	$5,307	$5,569	$5,791
Total Avg. Managed Assets	$359,450	$351,944	$349,166	$358,384	$374,375

1)
The liquidation portfolio represented a portfolio of distressed bonds at cost. Federated had been retained by a third party to manage these assets through an orderly liquidation process that was completed during the fourth quarter of 2014. Management-fee rates earned from this portfolio were lower than those of traditional separate account mandates.